                                                                   Exhibit 10.23

                             VOTING TRUST AGREEMENT
                             ----------------------



THIS AGREEMENT, made this last day of May, 1996, by and among Goldberg-Zoino Associates of New York, P.C., a New York professional services corporation (together with its successors, the "Company"), the stockholders of the Company who have executed the signature page hereto (the "Beneficiaries"), Richard M. Simon as Trustee, and his successors in trust (the "Trustees") and GZA GeoEnvironmental Technologies, Inc., a Delaware corporation ("GZA Technologies").

     WHEREAS, the Beneficiaries are the holders of record of 100% of the issued and outstanding capital stock of the Company being common stock, without par value (the "Common Stock"), and

     WHEREAS, the Beneficiaries deem it necessary, advisable and in their best interests, in order to secure continuity, stability and centralization of policy and management of the Company, to deposit all of their Common Stock with the Trustee, and

     WHEREAS, the Beneficiaries, the Company and GZA Technologies have agreed upon the Trustee, and upon the form of this Agreement, and

     WHEREAS, the Trustee is an individual duly licensed to practice professional engineering in the State of New York, and

     WHEREAS, the Trustee has consented to act under this Agreement for the purposes herein provided,

     NOW, THEREFORE, it is hereby agreed as follows:

     1. FILING OF AGREEMENT. A copy of this Agreement, and of every amendment hereto, shall be filed at the principal office of the Company in Buffalo, New York and in the principal office of GZA Technologies in Newton Upper Falls, Massachusetts (collectively, the "Principal Offices") and shall be open to the inspection of any stockholder of the Company, or any beneficiary of the trust under this Agreement, daily during business hours.

     2. CONVEYANCE OF COMMON STOCK. Subject to the terms and conditions hereof, each Beneficiary does hereby grant, assign, transfer, pledge and convey to the Trustee such Beneficiary's entire right, title and interest in the shares of Common Stock set forth next to his name on Schedule A to this Agreement. All right, title and interest in the shares of Common Stock so granted, assigned, transferred, pledged and conveyed to the Trustee and any shares of capital stock of the Company hereafter acquired by the Beneficiaries, together with all distributions, dividends, proceeds and rights with respect thereto, are herein collectively referred to as the "Trust Estate".

     3. DECLARATION OF TRUST. The Trustee declares that he will hold the Trust Estate in trust upon and subject to the terms and conditions set forth herein for the use and benefit of the Beneficiaries. To the extent that the provisions hereof are or may be construed as inconsistent with the provisions of that certain Stockholders' Agreement of even date among the Company and its stockholders (the "Stockholders' Agreement"), the provisions hereof shall be deemed paramount and controlling prior to the termination hereof or the determination by a court of competent jurisdiction in a final judgment that this Agreement is not enforceable.

     4. DEPOSIT OF STOCK CERTIFICATES. The Beneficiaries shall initially deposit with the Trustee certificates for such number of shares of Common Stock as is set forth next to the Beneficiaries name on Schedule A to this Agreement and, additionally, shall so deposit any shares of Common Stock received by a Beneficiary after the date of this Agreement. All such stock certificates shall be endorsed or accompanied by such instruments of transfer as to enable the Trustee to cause such certificates to be transferred into the name of the Trustee. Such certificates shall be surrendered by the Trustee to the Company and cancelled, and new certificates therefor shall be issued to and held by the Trustee in the name of the Trustee as voting trustee. Such new certificates shall state that they are issued pursuant to this Agreement, and that fact shall also be stated in the transfer books of the Company.

     5. LEGAL TITLE TO TRUST ESTATE. No person except the Trustee shall have legal title to any part of the Trust Estate. No transfer or purported transfer, by operation of law or otherwise, of any right, title or interest of a Beneficiary in and to the Trust Estate shall operate to terminate this Agreement or the Trust created hereby or effect any dissolution or entitle any successor or transferee of any Beneficiary to an accounting or to any other right with respect to the Trust Estate.

     6. DELIVERY UPON TERMINATION OF AGREEMENT. Promptly following the termination of this Agreement, the Trustee shall deliver to the Beneficiaries certificates for the number of shares of Common Stock properly distributable to them (together with any moneys and property received by the Trustee and properly distributable to such persons in respect thereof). Such delivery shall be made only after payment by the persons entitled to receive such stock certificates of a sum sufficient to cover any stamp tax or governmental charge in respect of the transfer of such stock certificates. Upon such delivery, such persons shall have no further rights under this Agreement.

     At any time subsequent to 30 days after the termination of this Agreement, the Trustee may deposit with the Company stock certificates representing the number of shares of Common Stock then held by him in trust hereunder (together with any moneys and property received by the Trustee and properly distributable thereon), with authority in writing to the Company to deliver the same in like manner and upon the same terms and conditions provided in the preceding paragraph; and upon such deposit all further liability of the Trustee for delivery of such stock certificates (and such moneys and property, if any) shall cease.

     7. DIVIDENDS AND DISTRIBUTIONS. Any dividends or distributions in respect of the Common Stock deposited with the Trustee, whether in cash, securities or other property, shall be held by the Trustee subject to the terms of this Agreement.

     8. DISSOLUTION OR LIQUIDATION. In the event of the dissolution or total or partial liquidation of the Company, whether voluntary or involuntary, the Trustee shall receive the moneys, securities, rights or property to which the holders of the Common Stock deposited hereunder are entitled and the Trustee shall hold the same subject to the terms of this Agreement, unless or to the extent otherwise directed by all of the parties hereto (including their successors and assigns, as appropriate) by a writing signed by all such persons.

     9. MERGER OR CONSOLIDATION. In case the Company is merged into or consolidated with another corporation, or all or substantially all of the assets of the Company are transferred to another corporation, then in connection with such transfer the term "Company" for all purposes of this Agreement shall be deemed to include such corporation, and the Trustee shall receive and hold under this Agreement any stock of such corporation received on account of the ownership, as Trustee hereunder, of the Common Stock held prior to such merger, consolidation or transfer, and any moneys or other property so received shall be held as provided herein. The term "Common Stock" shall be deemed to include any stock which may be received by the Trustee pursuant to this Paragraph 9 in respect of or in exchange for all or any part of the Common Stock held hereunder.

     10. VOTING OF STOCK. Until the termination of this Agreement pursuant to Paragraph 16, the Trustee shall have the right to exercise in person or by his nominees or proxies, all Stockholders' rights and powers in respect of all Common Stock deposited hereunder, including the right to vote thereon and to take part in or consent to any corporate or stockholders' action of any kind whatsoever. Such right to vote shall include the right of the Trustee to vote for the election of directors (including himself as a director), and in favor of or against any resolution or proposed action of any character whatsoever which may be presented at any meeting or for the consent of stockholders. Without limiting such general right, it is understood that such resolution or action may include the mortgaging or pledging of all or any part of the property of the Company, the lease or sale of all or any part of the property of the Company for cash, securities or other property, the amendment of the Company's charter or by-laws, the dissolution of the Company or the consolidation, merger, reorganization or recapitalization of the Company.

     11. ACCEPTANCE OF TRUST ESTATE AND CERTAIN DUTIES. The Trustee accepts the Trust created hereby and agrees to perform the same pursuant to the terms of this Agreement, and the Trustee agrees to receive and disburse, or cause to be received and disbursed, all moneys constituting part of the Trust Estate in accordance with the terms hereof. The Trustee shall not be liable to any Stockholder or any other person or party to this Agreement by reason of any act done or omitted, any error of judgment, or any mistake of fact or law, unless such act, omission, error or mistake is made intentionally and in bad faith, or recklessly. Without limiting the generality of the foregoing, the Trustee shall have no liability for any action taken by him that is required to be taken under the Stockholders' Agreement of even date herewith among the parties hereto. GZA Technologies hereby agrees jointly and severally to indemnify the Trustee against any loss, liability or expense incurred by the Trustee which arises out of or in connection with his service as Trustee hereunder, including the cost or expense of defending any claim of liability therefor, which is not due to the Trustee's intentional bad faith or recklessness. The Trustee may consult with counsel of his own choice, at the expense of GZA Technologies, and shall have no liability whatsoever for any action taken or omitted in good faith in accordance with the advice of such counsel. Trustee shall be named as an Insured Person in GZA Technologies; Directors' and Officers' or Executive Liability Insurance Policies.

     12. SEGREGATION OF FUNDS. Moneys received by the Trustee hereunder shall be deposited in an interest-bearing account with a bank designated by the Board of Directors of GZA Technologies under such general conditions as may be prescribed by law and by the general banking department of such bank. Such account shall be deemed a part of the Trust Estate to be held for the benefit of the Beneficiaries. Disbursements therefrom, as authorized by the Trustee, may be made from time to time by the Trustee to the Beneficiaries so as to reimburse the Beneficiaries in the amount of any federal or state taxes then or theretofore due to be paid by the Beneficiaries and assessed solely and directly upon income or gain of the Beneficiaries derived from the Common Stock.

     13. VALIDITY OF ACTIONS. Any sale or other conveyance of the Common Stock, or vote or other approval of the Common Stock, by the Trustee made in accordance with this Agreement shall be binding upon all persons and shall be effective for the purpose so taken, including without limitation, the transfer and conveyance of all right, title and interest of the Trustee and the Beneficiaries in and to the Common Stock. No person shall be required to inquire as to the authorization, necessity, expediency or regularity of any such action, including without limitation, the sale or conveyance of the Common Stock or, in such instance, as to the application of any sale or other proceeds with respect thereto by the Trustee.

     14. ADMISSION OF ADDITIONAL BENEFICIARIES AND TRANSFER OF A BENEFICIARY'S INTEREST. Subject to the applicable provisions of the Stockholders' Agreement, and conditions hereinafter set forth, (i) the Trustee may consent at any time and from time to time to the admission of one or more additional Beneficiaries, and (ii) the Trustee may consent to, and, provided the Trustee shall have so consented, a Beneficiary may convey all or any portion of his right, title and interest in and to this Agreement, the Trust Estate and the Trust created hereby. The admission of an additional Beneficiary, or the transfer of the right, title and interest of an existing Beneficiary as aforesaid, shall be subject to the following further conditions: (i) such additional Beneficiary or transferee shall be a "Permitted Transferee" as defined in the Stockholders' Agreement (for purposes of this Agreement, a "Qualified Person"); (ii) such additional Beneficiary or transferee shall have entered into an amendment or amendments to the Stockholders' Agreement, and this Voting Trust Agreement, whereby such additional Beneficiary or transferee becomes a party to each of such agreements, agrees to be bound by terms of, and undertakes all of the obligations of a Beneficiary or other party under, this Agreement and said other agreements, such amendments in each case to be satisfactory to the parties hereto.

     15. RESIGNATION OR REMOVAL. The Trustee hereunder may at any time resign by mailing or delivering to the Company, GZA Technologies and each of the Beneficiaries a written resignation, to take effect on such date specified therein. In the event of death, incompetence or resignation of the Trustee hereunder or in the event the Trustee is no longer an officer of GZA GeoEnvironmental, Inc., a Massachusetts Corporation (a wholly-owned subsidiary of GZA Technologies), a successor Trustee, who shall be a Qualified Person, shall be nominated by those Qualified Persons who are officers of GZA GeoEnvironmental, Inc. or of GZA Technologies and elected by all of the Beneficiaries (the "Holders").

     The Holders, with the written approval of the Board of Directors of GZA Technologies, may remove any Trustee hereunder by their due execution and acknowledgment of a deed of removal, filed in the Principal Offices, a copy of which shall be delivered to the Trustee. Such removal shall become effective only upon delivery to the Trustee of such deed of removal, together with copies of the instruments appointing a successor Trustee and acceptance by such successor Trustee of such appointment (which instruments shall have been duly executed and filed in the Principal Offices) or upon the Trustee's written acceptance of such removal, whichever occurs first. In the event the Trustee shall cease for any reason (other than his death, incompetence or resignation) to be a Qualified Person, he shall forthwith be removed by the Holders, with the written approval of the Board of Directors of GZA Technologies, and a successor Trustee appointed as set forth in the preceding paragraph.

     The rights, powers, and privileges of the Trustee named hereunder shall be possessed by the successor Trustee with the same force and effect as though such successor had originally been a party to this Agreement.

     16. TERMINATION OF TRUST. This Agreement shall terminate and shall be of no further force or effect upon the earlier of:

          (i) the merger or transfer of all or substantially all of the assets of the Company into GZA Technologies or any wholly owned subsidiary of GZA Technologies; and

          (ii) ten years after the date and year first above written whereupon all moneys and other properties and proceeds constituting the Trust Estate shall be distributed in accordance with the provision of Paragraph 6 hereof unless this Agreement shall have been extended by the parties hereto for an additional period in compliance with applicable laws;

otherwise this Agreement and the Trust created hereby shall continue in full force and effect in accordance with the terms hereof.

     17. COMPENSATION AND EXPENSES. The Trustee shall serve without compensation. The Trustee shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such attorneys, accountants and other agents, as he may deem necessary or desirable for carrying out the terms and provisions of this Agreement. The full amount of any such expenses or charges incurred and paid by the Trustee shall be promptly reimbursed to the Trustee, upon his request, by the Beneficiaries in proportion to their interests in the Common Stock deposited hereunder. In lieu of seeking such reimbursement, the Trustee may, at his sole option, deduct the full amount of any such expenses or charges from the dividends or other moneys or property received by the Trustee on the Common Stock deposited hereunder, in proportion to the interests of the Beneficiaries therein. Notwithstanding anything to the contrary contained herein, the Trustee may, prior to taking any action under this Agreement (whether or not required by the terms hereof), request from the Beneficiaries reasonable security against the expenses and charges which may be incurred thereby, and prior to the receipt thereof, the Trustee shall be under no obligation to take any such action. Nothing herein contained shall disqualify the Trustee from serving the

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

Company, GZA Technologies, its affiliates or any of its subsidiaries as an officer or director or in any other capacity and from receiving compensation therefor.

     18. NOTICES. Unless otherwise specifically provided in this Agreement, any notice to or communication with the Beneficiaries shall be deemed to be sufficiently given or made if mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to such persons at their respective addresses appearing on the books of the Trustee, or delivered in person at such addresses. The addresses of the Beneficiaries, as shown on the books of the Trustee, shall in all cases be deemed to their addresses for all purposes under this Agreement. Every notice so given shall be effective, whether or not actually received, and, if mailed, the date of mailing shall be the date such notice is deemed given for all purposes.

     Any notice to the Trustee, the Company or GZA Technologies shall be delivered in person or shall be given by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below such other address as such party may from time to time furnish in writing to the other parties hereto.

     All distributions of cash, securities or other property by the Trustee to the Beneficiaries may be made, in the discretion of the Trustee, in the same manner as provided for the giving of notices to the Beneficiaries.

     19. NO MODIFICATIONS. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a writing entered into by the parties hereto and, as to the execution of any such writing by GZA Technologies, accompanied by a certificate of the Secretary or Assistant Secretary of said corporation certifying that such execution and delivery of any such writing by GZA Technologies had specifically been approved by the Board of Directors of said corporation.

     20. SPECIFIC PERFORMANCE. Each party acknowledges that money damages alone will not adequately compensate the other parties to this Agreement for breach of the covenants and agreements herein and, therefore, the parties agree that in the event of the breach or threatened breach of any such covenant or agreement, in addition to all other remedies available to the parties at law, in equity or otherwise, any party, shall be entitled to injunctive relief compelling specific performance of, or other compliance with, the terms, hereof.

     21. GOVERNING LAW. This Agreement has been made in, and shall be governed by and construed in accordance with, the laws of The Commonwealth of Massachusetts.

     22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall have the same force and effect as if it were the sole original Agreement.

     23. CAPTIONS. Paragraph titles or captions contained in this Agreement are inserted only for convenience of reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

     IN WITNESS WHEREOF, the Company, the Trustee, the Beneficiaries and GZA Technologies have executed this Agreement as an instrument under seal as of the date first above written.


GOLDBERG-ZOINO ASSOCIATES                    GZA GEOENVIRONMENTAL
OF NEW YORK, P.C.                            TECHNOLOGIES, INC.


By /s/                                       By /s/
   -----------------------------------          -----------------------------
   Richard M. Simon, President                  Leonard M. Seale
                                                Chief Executive Officer

By /s/
   -----------------------------------
   Richard M. Simon, Trustee


By /s/
   -----------------------------------
   Richard M. Simon, Stockholder


By /s/
   -----------------------------------
   Joseph D. Guertin, Jr., Stockholder

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

                                   SCHEDULE A
                                   ----------

                                NUMBER OF SHARES OF COMMON STOCK DEPOSITED WITH
NAME OF BENEFICIARY                                TRUSTEE
- --------------------------------------------------------------------------------
Richard M. Simon                                     100

Joseph D. Guertin, Jr.                               100





                                                                   Exhibit 10.24

                           INDEMNIFICATION AGREEMENT
                           -------------------------

     This Agreement, made this 1st day of May, 1996, by and among Richard M. Simon, of Newton, Massachusetts and Joseph D. Guertin, Jr., of Acton, Massachusetts, (collectively the "Stockholders"), GZA GeoEnvironmental, Inc., a Massachusetts corporation ("GZA"), and GZA GeoEnvironmental Technologies, Inc., a Delaware corporation ("GZA Technologies"),

                               W I T N E S S E T H
                               -------------------

     WHEREAS, the Stockholders are the holders of record of 100% of the issued and outstanding capital stock of Goldberg-Zoino Associates of New York, P.C., a New York professional services corporation ("GZANY") and each of the Stockholders is a director and officer of GZANY; and

     WHEREAS, each Stockholder is an employee of GZA GeoEnvironmental, Inc. ("GZA");

     WHEREAS, each Stockholder is a principal stockholder of GZA Technologies, which is the holder of all the issued and outstanding capital stock of GZA;

     WHEREAS, each of GZANY and GZA will derive a substantial portion of its revenues from its business dealings with the other, and is dependent on the other for referrals and for other assistance and services, and, accordingly it is in the best interest of GZA and GZA Technologies for the Stockholders to serve as stockholders, directors and officers of GZANY; and

     WHEREAS, in order to induce the Stockholders to continue to serve as stockholders, directors and officers of GZANY, GZA's parent, GZA Technologies, has agreed to indemnify the Stockholders against liabilities arising in connection with his serving in such capacities.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter appearing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   INDEMNIFICATION.
     ---------------

     (a) GZA Technologies shall indemnify a Stockholder if such Stockholder is or was a party or is threatened to be made a party to or is otherwise involved with any threatened, pending or completed claim, action or proceeding, on account of or arising out of actions performed by or inaction on the part of such Stockholder with respect to occurrences taking place when, or by reason of the fact that, the Stockholder is or was a director, officer, or stockholder of GZANY, against any of the following (collectively, "Claims"):

     (i)   expenses (including attorneys' fees);

     (ii)  judgments, fines, assessments or penalties; and

     (iii) losses, claims, damages or liabilities, including without limitation amounts paid in settlement actually incurred by the Stockholder in connection with such claim, action or proceeding.

     (b) GZA Technologies shall indemnify a Stockholder if such Stockholder is or was a party or is threatened to be made a party to or is otherwise involved with any threatened, pending or completed claim, action or proceeding, on account of or arising out of actions performed by or inaction on the part of such Stockholder with respect to occurrences taking place when, or by reason of the fact that, the Stockholder is or was an employee, consultant or agent of GZANY, against all Claims (as defined in Section 1, subsection (a) above).

2. CERTAIN TAX AND OTHER MATTERS. The indemnification provided hereunder shall, without limiting the generality of the foregoing, include:

     (a) indemnification of each Stockholder against assessments, penalties, interest and other liabilities that he may incur to any federal, state or local tax authority for or on account of taxes, and other expenses (including attorneys' fees) arising out of or incurred by reason of any dividend or distribution in respect of the capital stock of GZANY, any sale, assignment or other transfer by GZANY to any third party (including any affiliate of GZA Technologies or GZANY) of all or any substantial part of the assets of GZANY, any sale or transfer of the capital stock of GZANY, or any merger or consolidation affecting GZANY (collectively, a "Reorganization Transaction") effected by the Stockholder or GZANY at the written request or direction of, or with the written consent of, the Board of Directors of GZA Technologies; and

     (b) indemnification against Claims of negligence, design liability or professional liability, whether alleged to be that of a Stockholder individually or of any other employee, consultant or agent of GZANY.

     (c) GZA Technologies shall provide commercial general, professional and pollition liability insurance for GZANY as a named insured with the same coverage and limits as provided GZA. Each Stockholder shall be a Named or Additional Insured on all such policies. Each Stockholder and officer of GZANY shall be named as an Insured Person in any GZA Technologies directors' and officers' or executive liability policies.

3. NO EMPLOYMENT AGREEMENT. Nothing contained in this Agreement is intended to create or shall create in the Stockholders any right to continued employment.

4. EXPENSES; INDEMNIFICATION PROCEDURE.
   -----------------------------------

     (a) ADVANCEMENT OF EXPENSES. GZA Technologies shall advance all expenses reasonably incurred by a Stockholder in connection with the defense of any claim, action or proceeding described in Section 1 hereof. If such Stockholder shall be adjudicated by a court order or judgment from which no right of appeal exists to be not entitled to indemnification by GZA Technologies as authorized hereby, such Stockholder hereby undertakes to promptly repay all such amounts advanced by GZA Technologies, to the extent that the amounts so advanced are adjudicated to have exceeded the indemnification to which he was entitled. The advances to be made hereunder shall be paid by GZA Technologies to the applicable Stockholder within twenty (20) days following delivery of a written request thereof by such Stockholder to GZA Technologies.

     (b) NOTICE/COOPERATION BY STOCKHOLDER. A Stockholder shall give GZA Technologies notice within forty-five (45) days after the commencement of any action or proceeding, or the assertion by any third party of a claim, or threat thereof, against such Stockholder, for which indemnification will or could be sought under this Agreement. GZA Technologies shall not be liable to indemnify a Stockholder under this Agreement if such notice is not given as aforesaid. In addition, a Stockholder shall give GZA Technologies such information and cooperation as it may reasonably require and as shall be within Stockholder's power. GZA Technologies shall not be liable to indemnify a Stockholder under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

     (c) PROCEDURE. (1) Any amounts payable by GZA Technologies pursuant to the indemnification provided for in Section 1 shall be paid no later than twenty
(20) days after receipt of the written request of a Stockholder. If a claim is brought by a Stockholder under this Agreement, and if such claim is not paid in full by GZA Technologies within sixty (60) days after a written request by a Stockholder for payment thereof was first received by GZA Technologies, the Stockholder may, but need not, at any time thereafter bring an action against GZA Technologies to recover the unpaid amount of the claim and, subject to
Section 12 of this Agreement, Stockholder shall also be entitled to be reimbursed for the expense (including reasonable attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that the applicable Stockholder is not entitled to be indemnified hereunder, but the burden of proving such defense shall be on GZA Technologies, and the Stockholder shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense shall be finally adjudicated by court order or judgment from which no further right of appeal exists.


     (2) If GZA Technologies refuses or rejects a Stockholder's claim for indemnification hereunder, and in the event the Stockholder shall thereafter seek judicial enforcement of this Agreement, neither the failure of GZA Technologies (including its

Board of Directors, any committee or subgroup of the Board of Directors, or independent legal counsel ) to have made a determination that indemnification of the Stockholder is proper in the circumstances nor an actual determination by GZA Technologies (including its Board of Directors, any committee or subgroup of the Board of Directors, or independent legal counsel) that the Stockholder is not entitled under the terms of this Agreement to be indemnified, shall create a presumption in any proceeding seeking such enforcement that the Stockholder is or is not entitled to indemnification hereunder.

     (d) NOTICE TO INSURERS. If, at the time of the receipt of a notice of a prospective claim pursuant to Section 4(b) hereof, GZA Technologies has in effect any insurance, including, without limitation, director and officer liability insurance, which may provide for payment of or reimbursement for, such claim, GZA Technologies shall give prompt notice of the assertion of such claim to each issuer of such insurance in accordance with the procedures set forth in the respective policies. GZA Technologies shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Stockholder, all amounts payable as a result of such proceeding in accordance with the terms of such polices.

     (e) INSURANCE OFFSET. GZA Technologies' obligation to provide indemnification to a Stockholder under this Agreement shall be reduced to the extent the Stockholder actually receives indemnification from any other source (including any otherwise applicable insurance coverage) available to the Stockholder.

     (f) SELECTION OF COUNSEL. In the event GZA Technologies shall be obligated under Section 4(a) hereof to pay the expenses of any proceeding or threatened proceeding against a Stockholder, GZA Technologies shall be entitled to participate in such proceeding and, to the extent it shall wish, to assume the defense of such proceeding, with counsel approved by applicable Stockholder, which approval shall not be unreasonably withheld. Upon the delivery to the Stockholder of written notice of its election to assume such defense, approval of such counsel by the Stockholder and retention of such counsel by GZA Technologies, GZA Technologies will not be liable to the Stockholder under this Agreement for any fees of counsel or other expenses subsequently incurred by such Stockholder in connection with the defense of the same proceeding, except for fees and expenses incurred by such Stockholder as a consequence of the Stockholder's obligation to cooperate with GZA Technologies in the defense of such matters (as set forth in Section 4 hereof). Notwithstanding the foregoing,
(i) a Stockholder shall have the right to employ his own counsel in any such proceeding at such Stockholder's expense; and (ii) if (A) the employment of counsel by a Stockholder has been previously authorized by GZA Technologies, or
(B) the Stockholder shall have reasonably concluded that there may be a conflict of interest between GZA Technologies and such Stockholder in the conduct of such defense or that such counsel and the Stockholder have basic disagreements as to the proper method of managing the litigation, or (C) GZA Technologies shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of the Stockholder's counsel shall be paid by GZA Technologies.

5. NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which a Stockholder may be entitled under GZA Technologies' or GZANY's charter or by-laws, any agreement, any vote of disinterested directors, applicable law, or otherwise. The indemnification provided under this Agreement shall continue as to each Stockholder for any action taken or not taken by such Stockholder while serving in an indemnified capacity even though the Stockholder may have ceased to serve in such capacity at the time of commencement of any claim or action for which indemnification is requested.

6. PARTIAL INDEMNIFICATION. To receive indemnification hereunder, a Stockholder need not establish that he is entitled to indemnification of all the expenses or costs incurred by him in respect of which he seeks such indemnification, and if a Stockholder is entitled under any provision of this Agreement to indemnification by GZA Technologies for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any claim, civil action or proceeding, but not, however, for the total amount thereof, GZA Technologies shall nevertheless indemnify such Stockholder for the portion of such expenses, judgments, fines or penalties to which the Stockholder is entitled.

7. MUTUAL ACKNOWLEDGEMENT. Both GZA Technologies and the Stockholders acknowledge that in certain instances, applicable law or applicable public policy could be construed to prohibit GZA Technologies from indemnifying the Stockholders under this Agreement or otherwise. Nothing in this Agreement is intended to require or shall be construed as requiring GZA Technologies to do or fail to do any act in violation of any applicable law. GZA Technologies' inability, as a result of a binding order of any court of competent jurisdiction, to perform its obligations under this Agreement shall not constitute a breach of this Agreement and GZA Technologies' compliance with any such order shall constitute compliance with this Agreement.

8. SEVERABILITY. The provisions of this Agreement shall be severable as provided in this Section 9. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then GZA Technologies shall nevertheless indemnify Stockholder to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.


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

9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, GZA Technologies shall not be obligated pursuant to the terms of this Agreement:

     (a) EXCLUDED ACTS. To indemnify Stockholder for any acts or omissions or transactions from which a director, officer, or stockholder may not be relieved of liability under applicable law; or

     (b) CLAIMS INITIATED BY STOCKHOLDER. To indemnify or advance expenses to a Stockholder with respect to proceedings or claims initiated or brought voluntarily by such Stockholder and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law and (ii) declaratory judgment or similar proceedings brought to obtain a judicial interpretation of an applicable statute or regulation, provided that such indemnification or advancement of expenses may be provided by GZA Technologies in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

     (c) UNAUTHORIZED REORGANIZATION TRANSACTION. To indemnify a Stockholder for any liabilities, losses or expenses incurred by the Stockholder and arising out of a Reorganization Transaction not effected at the written request or direction or with the written consent of the Board of Directors of GZA Technologies; or

     (d) INSURED CLAIMS. To indemnify a Stockholder for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to such Stockholder by an insurance carrier under a policy of directors' and officers' liability insurance maintained by GZA Technologies, GZA or GZANY.

10. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) ten years after the Stockholders have ceased to serve in any of the capacities set forth in Section 1 above; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which any of the Stockholders may be subject by reason of his service in any such capacity. The indemnification provided under this Agreement shall continue as to a Stockholder who has ceased for any reason to serve in any of the capacities set forth in Section 1 above, with respect to actions, inactions or occurrences that took place prior to the termination of this Agreement and while the Stockholder served in any such capacity.

11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12. ATTORNEYS' FEES. In the event that any action is instituted by a Stockholder under this Agreement to enforce or interpret any of the terms hereof, such Stockholder shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by the Stockholder with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by the Stockholder as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of GZA Technologies under this Agreement or to enforce or interpret any of the terms of this Agreement, a Stockholder shall be entitled to be paid all court costs and expenses, including attorneys' fees incurred by such Stockholder in defense of such action (including with respect to Stockholder's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of the Stockholder's material defenses to such was made in bad faith or was frivolous.

13. ENTIRE AGREEMENT; AMENDMENT AND MODIFICATION. This Agreement constitutes the entire and only agreement among the Stockholders, GZA Technologies and GZA respecting the subject matter hereof and supersedes all prior agreements and understandings, oral or written, among them concerning such subject matter. No modification, amendment, waiver or termination of this Agreement or of any provision hereof shall be binding unless made in writing, signed by an authorized officer of GZA Technologies and each of the Stockholders. Failure of any party to insist upon strict compliance with any of terms, covenants or conditions hereof shall not be deemed a waiver of such party's right to require future performance of any such term, covenant or condition.

14. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the legal representatives, successors and assigns of each of GZA Technologies and GZA and the heirs, legal representatives, successors and assigns of each of the Stockholders.

15. CHOICE OF LAW. This Agreement shall be governed by, and construed and enforced in accordance with the substantive laws of the State of New York, without regard to its principles of conflicts of laws.




       IN WITNESS WHEREOF, the parties have executed this Agreement as a contract under seal as of the date first above written.

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

                             GZA GEOENVIRONMENTAL TECHNOLOGIES, INC.



                             By:  /s/
                                  -----------------------------------------
                                  Leonard M. Seale, Chief Executive Officer


                             By:  /s/
                                  -----------------------------------------
                                  Richard M. Simon, Stockholder



                             By:  /s/
                                  -----------------------------------------
                                  Joseph D. Guertin, Jr., Stockholder


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